UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of Earliest Event Reported): May 9, 2018

REXNORD CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	20-5197013
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification No.)

247 Freshwater Way, Suite 300, Milwaukee, Wisconsin	53204
(Address of Principal Executive Offices)	(Zip Code)

(414) 643-3739
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02	Results of Operations and Financial Condition.
Rexnord Corporation (the "Company") is filing this Current Report on Form 8-K to furnish its earnings release dated May 14, 2018, regarding fourth quarter and full fiscal year 2018 financial results, which is attached hereto as Exhibit 99.1. The information in this Item, including Exhibit 99.1, is “furnished” and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liability of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, regardless of any general incorporation language in such filing.

Item 2.06	Material Impairments.
On May 9, 2018, the board of directors and management of the Company determined that, going forward, the Company plans to focus and build its Water Management platform around its Zurn specification-grade commercial plumbing products and it anticipates divesting its VAG business at a future date. The VAG business serves the global water and wastewater infrastructure end markets. As a result, and in connection with this determination, the Company is recognizing a $111.2 million non-cash impairment charge, representing the entire balance of goodwill within the Company's VAG reporting unit, as of March 31, 2018.

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Cautionary Statement on Forward-Looking Statements
This Current Report on Form 8-K contains forward-looking statements regarding expectation about the Company's intentions to divest its VAG business. The Company can provide no assurance as to whether the divestiture will occur, or the form, timing and financial or other terms of any potential transaction or whether additional costs, expense or charges may be required. Any final decision remains subject to approval by the Company's board of directors. Other factors that could affect these an anticipated divestiture include but are not limited to: uncertainty regarding the complexity or length of the process; the potential insufficiency of reserves for impairment that we have taken in connection with the determination; the potential that we will incur significant expenses in unsuccessfully pursuing one or more transaction; the risk that the process will impair relationships with partners, suppliers and employees; the risk that the terms of any transaction will not be as advantageous to us as expected or desired; the risk that we may not be able to successfully effect the divestiture; the risk of claims or other litigation arising from the pursuit of our intended course of action; and changes in market conditions. Such forward-looking statements speak only as of the date of this Report. The Company disclaims any obligation to update any forward-looking statements to reflect events or circumstances after the date of such statements. Please also refer to the Company's other filings with the U.S. Securities and Exchange Commission for other risk factors in the Company's business, including those disclosed in "Risk Factors" in the Company's Annual Report on Form 10-K.

Item 9.01.	Exhibits.

Exhibit No.	Description
99.1	Earnings Release dated May 14, 2018
This exhibit is furnished pursuant to Item 2.02 and shall not be deemed to be “filed.”

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized this 14th day of May, 2018.

REXNORD CORPORATION

BY:	/S/ Mark W. Peterson
Mark W. Peterson
Senior Vice President and Chief Financial Officer

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